2008 ANNUAL
SHAREHOLDERS
MEETING

SHENANDOAH
TELECOMMUNICATIONS
COMPANY

Exhibit 99.1

Disclosure Regarding
Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of
1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,”
“may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties.  These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections.

Important factors that could cause actual results to differ materially from such forward-looking statements  include, without limitation, risks related to the following:

          - increasing competition in the communications industry; and

          - a complex and uncertain regulatory environment.

A further list and description of these risks, uncertainties and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2007. Copies of this Form 10-K, as well as subsequent filings, are available online at www.sec.gov, www.shentel.com or on request from the Company.
The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Total Return - 5 Years

50

100

150

200

250

300

350

2002

2003

2004

2005

2006

2007

SHENANDOAH TELECOMMUNICATIONS COMPANY

NASDAQ U.S. INDEX

NASDAQ TELECOMMUNICATIONS INDEX

Comparative Results
(in millions, except per share amounts)

0.25

11.5

17.9

21.2

169.2

2006

8.0))

0.27

Cash Dividend (per share)

63.7))

18.8

Total Net Income w/o RTB gain

4.9))

18.8

Total Net Income

47.3))

31.2

Operating Income

(16.6)

141.2

Revenues

Percent
Change

2007

Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08

SHENTEL

Stock Performance-Wireless

January 2007 – April 2008

0.20

0.40

0.60

0.80

1.00

1.20

1.40

1.60

1.80

SHEN

IPCS

S

NTLS

Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08

SHENTEL

Stock Performance-Wireline

January 2007 – April 2008

0.20

0.40

0.60

0.80

1.00

1.20

1.40

1.60

1.80

SHEN

DECC

SURW

CNSL

Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08

Long-Term Stock Performance
December 2001 – April 2008

0.00

5.00

10.00

15.00

20.00

25.00

30.00

SHEN Closing Price

Nasdaq

PCS Net Income Growth
(thousands)

180

(2,573)

(4,359)

(5,599)

(5,569)

2,764

5,362

8,753

16,957

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008 ANNUAL
SHAREHOLDERS
MEETING

SHENANDOAH
TELECOMMUNICATIONS
COMPANY

Comparative Financial Results
2007 and 2006

Summary Results
(in millions)

$17.9

$11.5

$18.8

$18.8

$-

$2

$4

$6

$8

$10

$12

$14

$16

$18

$20

Net Income

Adjusted Net Income*

2006

2007

*Excluding $6.4 gain on liquidation of Rural Telephone Bank

Operating Income Results
(in millions)

$21.2

$31.2

$-

$5.0

$10.0

$15.0

$20.0

$25.0

$30.0

$35.0

2006

2007

up

47.3%

Operating Income Growth Rate

0.5%

7.6%

9.3%

47.3%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

35.0%

40.0%

45.0%

50.0%

2004

2005

2006

2007

2007 Reporting Segment Revenues

PCS

61.8%

Telephone

16.8%

Converged

Services

7.9%

Mobile

2.8%

Cable TV

3.6%

Other

7.0%

Revenues by Segment
(in millions)

$10.7

$5.0

$9.8

$3.6

$24.7

$11.2

$23.8

$5.0

$3.9

$9.9

$-

$5.0

$10.0

$15.0

$20.0

$25.0

Telephone

Converged

Services

Mobile

Cable TV

Other

2006

2007

Reporting Segments Operating Income
(in millions)

$14.4

$(1.8)

$15.7

$2.1

$(2.9)

$(0.5)

$(7.4)

$2.6

$11.3

$28.8

$(1.5)

$(8.2)

$(12.0)

$(7.0)

$(2.0)

$3.0

$8.0

$13.0

$18.0

$23.0

$28.0

PCS

Telephone

Converged

Services

Mobile

Cable TV

Other

2006

2007

Earnings Per Share

$0.44

$0.46

$0.50

$0.80

$0.27

$-

$0.20

$0.40

$0.60

$0.80

$1.00

2004

2005

2006

2007

Earnings

RTB Portion

$0.77

$0.14

$0.15

$0.16

$0.27

$0.09

$-

$0.05

$0.10

$0.15

$0.20

$0.25

$0.30

2004

2005

2006

2007

Regular

Special

$0.25

Dividends Per Share

Cash Flows — 2006 to 2007
(in millions)

17.2 )

13.4

Ending Cash

(0.9)

1.6 )

Other sources (uses) of cash

(5.8)

(5.3)

   Dividends

   (4.1)

(9.9)

   Payments on Long-term Debt

  (29.1)

(21.2)

   Plant and Equipment

Cash used for:

0.0

11.3)

Net proceeds of RTB sale

43.7

  34.4

Cash generated by Operations

$ 13.4

$  2.6)

Beginning Cash

2007

2006

Debt as a Percent of Assets
As of 12/31/07

10%

67%

35%

39%

68%

25%

95%

0%

10%

20%

30%

40%

50%

60%

70%

80%

90%

100%

Shentel

Ntelos

iPCS

Sprint

D & E

Consol.

SureWest

Comparative Financial Results
Quarter 1 2008 and 2007

Q1 Results - Net Income
(in millions)

$4.1

$4.8

12.3%

13.1%

$-

$1.0

$2.0

$3.0

$4.0

$5.0

$6.0

Q1 2007

Q1 2008

12.0%

12.2%

12.4%

12.6%

12.8%

13.0%

13.2%

13.4%

13.6%

    Net Income

    Profit Margin

Q1 Results - Operating Income
(in millions)

$8.5

$7.1

21.4%

23.3%

$-

$1.0

$2.0

$3.0

$4.0

$5.0

$6.0

$7.0

$8.0

$9.0

$10.0

Q1 2007

Q1 2008

19.0%

20.0%

21.0%

22.0%

23.0%

24.0%

25.0%

Operating Income

Operating Margin

Q1 Results – Revenues by Segment

2007

PCS

60%

Telephone

18%

Converged

Services

8%

Mobile

3%

Cable TV

4%

Other

7%

2008

Converged

Services

8%

Mobile

3%

Cable TV

4%

Other

7%

Telephone

16%

PCS

62%

Q1 Results - Revenues
(in millions)

$19.7

$6.0

$2.7

$1.0

$1.2

$2.4

$22.8

$5.7

$3.0

$1.0

$1.3

$2.6

$0.0

$5.0

$10.0

$15.0

$20.0

$25.0

PCS

Telephone

Converged

Services

Mobile

Cable TV

Other

Q1 2007

Q1 2008

Q1 Results – Operating Income
(in millions)

$(0.6)

$3.6

$0.8

$(0.2)

$0.1

$7.3

$2.2

$0.5

$(0.6)

$(1.7)

$5.9

$(1.6)

$(3.0)

$(2.0)

$(1.0)

$-

$1.0

$2.0

$3.0

$4.0

$5.0

$6.0

$7.0

$8.0

PCS

Telephone

Converged

Services

Mobile

Cable TV

Other

Q1 2007

Q1 2008

Cash Flows – Q1 2007 to Q1 2008
(in millions)

23.0)

20.9)

Ending Cash

0.3)

0.6)

Other sources (uses) of cash

(1.0)

(1.0)

   Payments on Long-term Debt

(7.8)

(3.5)

   Plant and Equipment

Cash used for:

14.3)

11.3

Cash generated by Operations

$   17.2)

$  13.4)

Beginning Cash

Q1 2008

Q1 2007

2008 ANNUAL
SHAREHOLDERS
MEETING
OPERATIONS REVIEW

SHENANDOAH
TELECOMMUNICATIONS
COMPANY

8,483

47,318

187,303

122,975

85,139

1999

2001

2003

2005

2007

PCS Subscriber Growth

Customer Additions

0

10,000

20,000

30,000

40,000

50,000

60,000

70,000

80,000

2003

2004

2005

2006

2007

Net Adds

Gross Adds

PCS Total Revenue
(in millions)

*    New contract amendment

$0

$20

$40

$60

$80

$100

$120

2003

2004

2005

2006

2007*

PCS Service Revenue
(in millions, except ARPU)

$0

$20

$40

$60

$80

$100

$120

$140

2003

2004

2005

2006

2007

$35

$38

$41

$44

$47

$50

$53

$56

Service
Revenue

ARPU

PCS Data Revenue
(in millions, except ARPU)

$0

$4

$8

$12

$16

$20

$24

2003

2004

2005

2006

2007

$0

$2

$4

$5

$7

$9

$11

Data
Revenue

ARPU

PCS Distribution

Regional

Other

Shentel Controlled

2005

2006

2007

Radio Shack

6%

14%

61%

19%

26%

57%

17%

5%

24%

60%

11%

0

5

10

15

20

25

30

35

40

45

50

2003

2004

2005*

2006**

2007***

Sprint Subscribers
(in millions)

*           Includes Nextel merger, US Unwired, Gulf Coast and IWO

**        Includes acquisition of Nextel Partners, Alamosa, UbiquiTel and Enterprise Communications

***      Includes acquisition of Northern PCS

*

*

*

**

**

***

Sprint Subscriber Net Additions
(in millions)

-5.0

0.0

5.0

10.0

15.0

20.0

25.0

2003

2004

2005*

2006**

2007***

*

**

***

*           Includes Nextel merger, US Unwired, Gulf Coast and IWO

**        Includes acquisition of Nextel Partners, Alamosa, UbiquiTel and Enterprise Communications

***      Includes acquisition of Northern PCS

Sprint Issues

Merger of equals – clash of cultures

Integration issues

High churn

Poor customer service

Lack of strong marketing and sales plan

Recent Changes at Sprint

New CEO – December 2007

Reorganize

Focus on the basics

Simplified “Everything” plans

PCS Construction
(in millions)

$0

$5,000

$10,000

$15,000

$20,000

$25,000

$30,000

$35,000

$40,000

2006

2007

2008

2009

Capacity

EVDO

Coverage

Why Large Increase in PCS
Construction?

Keep ahead of capacity requirements

Continue to roll out high speed data (EVDO)

Offer Q-Chat before the end of 2009

Coverage issues in Central PA

-22%

-20%

-18%

-16%

-14%

-12%

-10%

-8%

-6%

-4%

-2%

0%

2004

2005

2006

2007

Cumulative Local Access Line Losses

Shentel

LEC w/o Bell

Total LEC

Internet Customers

0

3,000

6,000

9,000

12,000

15,000

18,000

21,000

2002

2003

2004

2005

2006

2007

DSL

Dial-Up

Internet Revenue
(in millions)

$0

$1

$2

$3

$4

$5

$6

2002

2003

2004

2005

2006

2007

DSL

Dial-Up

10,000

15,000

20,000

25,000

30,000

35,000

40,000

45,000

2005

2006

2007

Converged Services Subscribers

Voice

Video

Data

Voice

Video

Data

Voice

Video

Data

$0

$2

$4

$6

$8

$10

$12

2005

2006

2007

Converged Services Revenues
(in millions)

Voice

Video

Data

Voice

Video

Data

Voice

Video

Data

Converged Services Losses
(in millions)

($7)

($6)

($5)

($4)

($3)

($2)

($1)

$0

2005

2006

2007

Converged Services Issues

Need for scale to be profitable

FCC rules to restrict exclusive contracts

Aggressive tactics by cable companies

Rely on 3rd party for video content

Fast changing marketplace

Why Converged Services

Demand for an alternative to the
cable/telephone companies

Shentel’s core competence – Voice, Data
and Video

Shentel unique position

Unrestricted growth

2008 ANNUAL
SHAREHOLDERS
MEETING

SHENANDOAH
TELECOMMUNICATIONS
COMPANY